EXHIBIT (j)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated October 1, 1998, which is incorported by reference, in this Registration Statement (Form N-1A 2-56878) of Dreyfus Mincipal Bond Fund, Inc.

                                        ERNST & YOUNG LLP

New York, New York
December 10, 1998

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                                POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie
E. Connolly, Christopher J. Kelly, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Municipal Bond Fund, Inc. (including the post-effective amendments and amendments thereto), and to file the same, with all exhibit thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph S. DiMartino                                June 15, 1998
------------------------
Joseph S. DiMartino

/s/ David W. Burke                                     June 15, 1998
------------------------
David W. Burke

/s/ Hodding Carter, III                                June 15, 1998
------------------------
Hodding Carter, III

/s/ Ehud Houminer                                      June 15, 1998
------------------------
Ehud Houminer

/s/ Richard C. Leone                                   June 15, 1998
------------------------
Richard C. Leone

/s/ Hans C. Mautner                                    June 15, 1998
------------------------
Hans C. Mautner

/s/ Robin A. Pringle                                   June 15, 1998
------------------------
Robin A. Pringle

/s/ John E. Zuccotti                                   June 15, 1998
------------------------
John E. Zuccotti


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                                POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in- fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/Marie E. Connolly                                      July 23, 1998
Marie E. Connolly

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                                    EXHIBIT A


                         DREYFUS NEW LEADERS FUND, INC.
                        DREYFUS MUNICIPAL BOND FUND, INC.
                       DREYFUS STRATEGIC MUNICIPALS, INC.
                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                    DREYFUS INSURED MUNICIPAL BOND FUND, INC.
                    DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
                   DREYFUS CALIFORNIA MONEY MARKET FUND, INC.

                        ASSISTANT SECRETARY'S CERTIFICATE

     The undersigned, Stephanie Pierce, Vice President, Assistant Treasurer, and Assistant Secretary of Dreyfus Municipal Bond Fund, Inc. (the "Fund"), hereby certifies that set forth below is a copy of the resolution adopted by the Fund's Board members by unanimous written consent, dated June 15, 1998, authorizing the signing by Marie Connolly, Margaret W. Chambers, Michael S. Petrucelli, Stephanie Pierce, Christopher J. Kelley, Kathleen K. Morrisey, Elba Vasquez on behalf of the proper officers of the Fund pursuant to a power of attorney:

         RESOLVED, that the following person be, and they hereby are, elected to the offices set forth opposite their respective names, to serve at the pleasure of the Fund's Board:

     President and Treasurer                          Marie E. Connolly
     Vice President and Secretary                     Margaret W. Chambers
     Vice President and Assistant Treasurer           Mary A. Nelson
     Vice President and Assistant Treasurer           George A. Rio
     Vice President and Assistant Treasurer           Joseph F. Tower III
     Vice President, Assistant Treasurer, and         Michael S. Petrucelli
     Assistant Secretary
     Vice President, Assistant Treasurer, and         Stephanie Pierce
     Assistant Secretary
     Vice President and Assistant Treasurer           Douglas C. Conroy
     Vice President and Assistant Treasurer           Christopher J. Kelley
     Vice President and Assistant Treasurer           Kathleen K. Morrisey
     Vice President and Assistant Treasurer           Elba Vasquez


         RESOLVED, that the Registration Statement and any and all amendments and supplements thereto may be signed by any one of Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelly, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, as attorney-in-fact for the proper officers of the Fund, with full power substitution and resubstitution; and that the appointment of each of such persons as such attorney-in-fact hereby is authorized and approved; and that such attorneys-in-fact each of them, shall have full power and authority to do and perform each and every act and thing requisite and all amendments and supplements thereto, as whom he or she is acting as attorney-in-fact, might or could do in person.

     IN WITNESS THEREOF, I have hereunder signed by name and affixed the seal of the Fund on November 23, 1998.

                                      /s/Stephanie Pierce
                                      ----------------------------
                                         Stephanie Pierce
                                         Vice President, Assistant Treasurer,
                                         and Assistant Secretary

SEAL

Dreyfus Municipal Bond Fund, Inc.